UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2015

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)(e) On February 25, 2015, the Board of Directors of LKQ Corporation (the “Company”) approved the following matters:

1.	An increase in the 2015 base salary of Robert L. Wagman, President and Chief Executive Officer, from $820,000 to $920,000.

2.
The execution of a Services Agreement with Mr. Wagman. The term of the Services Agreement (the “Service Term”) commences on the date that Mr. Wagman ceases to be the President and Chief Executive Officer of the Company and ends three years thereafter unless the Service Term is earlier terminated by Mr. Wagman for any reason or by us for Cause (as defined in the Company’s Severance Policy for Key Executives (the “Severance Policy”)). The Services Agreement will be canceled and the Service Term will not commence if, at any time prior to February 26, 2018, Mr. Wagman’s employment with us is terminated by him other than for Good Reason (as defined in the Severance Policy) or by us for Cause. The cash compensation of Mr. Wagman during the Service Term will be one-third of his base salary as of immediately prior to the commencement of the Service Term, and he will also be entitled to continued participation in the employee benefit plans of the Company on substantially the same terms as the executive officers of the Company. During the Service Term, Mr. Wagman will advise us regarding the Company’s operations and business strategy on a part-time basis.  In addition, during the five year period beginning on the date the Service Term commences Mr. Wagman will be subject to obligations to not compete with us and to not solicit our customers and employees. These obligations will continue for the full five year period regardless of when the Service Term is terminated. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to Mr. Wagman’s Services Agreement, which is filed as Exhibit 10.1 to this report on Form 8-K and incorporated herein by reference.

3.
The appointment of John S. Quinn as our Chief Executive Officer and Managing Director, LKQ Europe. Mr. Quinn’s annual base compensation in this position will be $565,000 and his minimum, target and maximum potential annual bonus percentages for the 2015 calendar year under the Company’s Management Incentive Plan will be 50%, 100% and 110% of base salary. In addition, as part of Mr. Quinn’s assignment to Europe, he will receive tax equalization benefits and reimbursement of relocation expenses, losses on the sale of up to two vehicles, housing, home finding assistance, one vehicle lease, family travel between the United States and the United Kingdom, and immigration fees. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to Mr. Quinn’s offer letter relating to his assignment in Europe, which is filed as Exhibit 10.2 to this report on Form 8-K and incorporated herein by reference.

4.
The execution of a Services Agreement with Mr. Quinn. The term of the Services Agreement (the “Service Term”) commences on the date that Mr. Quinn ceases to be an executive officer of the Company and ends three years thereafter unless the Service Term is earlier terminated by Mr. Quinn for any reason or by us for Cause. The Services Agreement will be canceled and the Service Term will not commence if, at any time prior to February 26, 2017, Mr. Quinn’s employment with us is terminated by him other than for Good Reason or by us for Cause. The cash compensation to Mr. Quinn during the Service Term will be one-third of his base salary as of immediately prior to the commencement of the Service Term, and he will also be entitled to continued participation in the employee benefit plans of the Company on substantially the same terms as the executive officers of the Company. During the Service Term, Mr. Quinn will advise us regarding the Company’s operations and business strategy on a part-time basis.  In addition, during the five year period beginning on the date the Service Term commences Mr. Quinn will be subject to obligations to not compete with us and to not solicit our customers and employees. These obligations will continue for the full five year period regardless of when the Service Term is terminated. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to Mr. Quinn’s Services Agreement, which is filed as Exhibit 10.3 to this report on Form 8-K and incorporated herein by reference.

5.
The appointment of Dominick Zarcone as our Executive Vice President and Chief Financial Officer. Mr. Zarcone has been the Managing Director and the Chief Financial Officer of Baird Financial Group, a capital markets and wealth management company, and certain of its affiliates from April 2011 to March 2015.  He has also served from April 2011 to March 2015 as Treasurer of Baird Funds, Inc., a family of fixed income and equity mutual funds managed by Robert W. Baird & Co. Incorporated, a registered broker/dealer.  From February 1995 to April 2011, Mr. Zarcone was a Managing Director of the Investment Banking department of Robert W. Baird & Co. Incorporated.  From February

1986 to February 1995, he was with the investment banking company Kidder, Peabody & Co., Incorporated, most recently as Senior Vice President of Investment Banking.  Mr. Zarcone is 56 years of age.

Mr. Zarcone’s compensation will be as follows: 2015 annual base salary of $500,000; minimum, target and maximum potential bonus percentages for the 2015 calendar year under the Company’s Management Incentive Plan of 35%, 50% and 110%, respectively, of base salary; threshold, target and maximum potential payout percentages under the Company’s Long Term Incentive Plan for the performance period commencing as of January 1, 2015 and ending on December 31, 2017 of 36%, 71% and 142%, respectively, of base salary at December 31, 2017; a sign-on incentive grant of restricted stock units (“RSUs”) under the Company’s 1998 Equity Incentive Plan with a value of approximately $3,000,000 as of his start date (currently scheduled for March 30, 2015) and with other terms and conditions consistent with the RSUs granted to other executive officers, except that 13.33% of the RSU's will vest every six months for three years, and 5.0% of the RSU's will vest every six months thereafter; a 2015 grant of performance-based RSUs with a value of approximately $1,177,400 as of his start date and with other terms and conditions consistent with the RSUs granted to other executive officers; and participation in our health and welfare benefit plans and retirement savings plans. Mr. Zarcone will be covered by the Company’s Severance Policy. We will also enter into our standard Change of Control Agreement and Indemnification Agreement for executive officers with Mr. Zarcone. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to Mr. Zarcone’s offer letter, which is filed as Exhibit 10.4 to this report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Services Agreement dated as of February 26, 2015 between LKQ Corporation and Robert L. Wagman.
10.2	Offer Letter to John S. Quinn dated February 12, 2015.
10.3	Services Agreement dated as of February 26, 2015 between LKQ Corporation and John S. Quinn.
10.4	Offer Letter to Dominick Zarcone dated February 12, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 3, 2015

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel